UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 3, 2008 (April 1, 2007)

CHINA PUBLIC SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Florida	333-132119	59-1944687
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People's Republic of China
(Address of Principal Executive Offices)

(+86) 755 -8370-8333
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On February 19, 2008, the China Public Security Technology, Inc. (the "Company") announced its approval of the entry of its variable interest entity, Shenzhen iASPEC Software Engineering Co., Ltd. ("iASPEC"), into: (i) a share purchase and increased capital agreement (the "Purchase Agreement") with Wuhan Wuda Venture Capital Co., Ltd. ("Wuhan Venture"), Song Ai Hong ("Song") and Wuhan Wuda Geoinformatics Co., Ltd. ("Wuhan"), for the purchase of 46% of Wuhan and to inject additional capital in Wuhan (the "Purchase Agreement"); and (ii) a share purchase agreement (the "Li Agreement") with Li Wei ("Li"), for the purchase of 2.4% of Wuhan; for an aggregate purchase price of RMB49,500,000 (approximately $6,875,000).

On April 1, 2008, iASPEC, Wuhan Venture, Song and Wuhan consummated the transactions contemplated by the Purchase Agreement. Pursuant to the Purchase Agreement, iASPEC paid to Wuhan Venture RMB4,700,000 (approximately $652,778) of the purchase price in cash, and is obligated to pay the remaining RMB20,000,000 (approximately $2,777,778) of the purchase price on or before April 10, 2008. Pursuant to the Purchase Agreement, iASPEC has also (i) paid in the remaining RMB10,000,000 (approximately $1,388,889) capital contribution owed by Song, and (ii) deposited into a provisional account an additional capital contribution of RMB10,000,000 (approximately $1,388,889), to be held for the benefit of and delivered to Wuhan, upon the approval of an application to increase Wuhan’s registered capital.

Also on April 1, 2008, iASPEC and Li consummated the transactions contemplated by the Li Agreement. Pursuant to the Li Agreement, iASPEC paid RMB2,400,000 (approximately $333,333) of the purchase price to Li, and is obligated to pay the remaining RMB2,400,000 (approximately $333,333) of the purchase price on or before April 10, 2008.

After giving effect to the transactions contemplated by the Purchase Agreement and the Li Agreement, iASPEC has become the holder of 57% of the total equity interest in Wuhan.

For more details regarding the terms of the Purchase Agreement and the Li Agreement, see the Current Report on Form 8-K filed by Company with the Securities and Exchange Commission (the "Commission") on February 19, 2008, and Exhibits 10.1 and 10.2 thereto, both of which are incorporated by reference herein. A copy of the press release announcing the closing is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statement and Exhibits.

(a)     Financial Statements of Business Acquired.

The management of the Company has determined that iASPEC’s acquisition of Wuhan is not a significant event for the Company for purposes of Item 3-05(b) of Regulation S-X since the Company’s consolidated Balance Sheet at December 31, 2007 shows $88,853,795 in total assets and the aggregate purchase price for Wuhan will be only RMB49,500,000 (approximately $6,875,000).

(d)     Exhibits.

Number	Description

10.1

Share Purchase and Increase Capital Agreement, dated as of February 16, 2008, by and among Shenzhen iASPEC Software Engineering Co., Ltd., Wuhan Wuda Venture Capital Co., Ltd., Wuhan Wuda Geoinformatics Co., Ltd. and Song Ai Hong. (incorporated by reference to Exhibit 10.1 of the current report on Form 8-K filed by the Company on February 19, 2008).

10.2

Share Purchase and Increase Capital Agreement, dated as of February 16, 2008, by and among Shenzhen iASPEC Software Engineering Co., Ltd. and Li Wei. (incorporated by reference to Exhibit 10.2 of the current report on Form 8-K filed by the Company on February 19, 2008).

99.1	Press release dated April 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PUBLIC SECURITY TECHNOLOGY, INC.

By: /s/ Jiang Huai Lin
Jiang Huai Lin
Dated: April 3, 2008	Chairman and Chief Executive Officer

EXHIBIT INDEX

Number	Description

10.1

Share Purchase and Increase Capital Agreement, dated as of February 16, 2008, by and among Shenzhen iASPEC Software Engineering Co., Ltd., Wuhan Wuda Venture Capital Co., Ltd., Wuhan Wuda Geoinformatics Co., Ltd. and Song Ai Hong. (incorporated by reference to Exhibit 10.1 of the current report on Form 8-K filed by the Company on February 19, 2008).

10.2

Share Purchase and Increase Capital Agreement, dated as of February 16, 2008, by and among Shenzhen iASPEC Software Engineering Co., Ltd. and Li Wei. (incorporated by reference to Exhibit 10.2 of the current report on Form 8-K filed by the Company on February 19, 2008).

99.1	Press release dated April 3, 2008.